UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 2, 2010

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND                         001-33177                22-1897375

(State or other jurisdiction     (Commission        (IRS Employer

         of incorporation)                        File Number)            Identification Number)

3499 Route 9N, Suite 3C, Freehold, NJ    07728

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code         (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2010, Michael P. Landy, Monmouth Real Estate Investment Corporation’s (the Company) Executive Vice President was appointed the Chairman of the Company’s Executive Committee, a new position within the organization. Mr. Michael Landy, 48, has been with the Company since 2001 and has been a Director of the Company since 2007.  The purpose of the Executive Committee, which is comprised of all members of senior management, is to manage the day-to-day activities of the Company, assist the President in the overall management of the Company and provide for business continuity.   Mr. Michael Landy is also Vice President of Investments of UMH Properties, Inc. (NYSE Amex: UMH), an affiliated company.  Prior to joining the Company, Mr. Michael Landy was President (1998 to 2001) of Siam Records, LLC. and Chief Engineer and Technical Director (1987 to 1998) of GRP Recording Company.  Mr. Michael Landy is the son of Eugene W. Landy, President and Chief Executive Officer of the Company.

Also on June 2, 2010, Maureen E. Vecere was appointed to Chief Financial Officer (and Chief Accounting Officer).  Ms. Vecere, 41, has been with the Company since 2003 as the Company’s Controller and Treasurer.  Ms. Vecere assumes the duties from Anna T. Chew, an employee of UMH, who had previously served as Chief Financial Officer (and Chief Accounting Officer) for the Company.  Ms. Chew will remain as Treasurer of the Company and will continue to serve as Chief Financial Officer for UMH Properties Inc.  Ms. Vecere is a Certified Public Accountant and has approximately 15 years of experience in accounting, finance, and real estate.  Prior to joining the Company, Ms. Vecere practiced public accounting for 8 years and attained the level of manager with KPMG, LLP in South Florida and New Jersey.

These employees are subject to employment contracts with the Company.  The contacts are incorporated by reference.

A copy of the press release issued by the Company in connection with the appointments of these two officers is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

Material Contracts

10.6 Employment Agreement - Michael P. Landy, dated January 21, 2009. (incorporated by reference to the 8-K filed by the Registrant with the Securities and Exchange Commission on January 21, 2009).  (Registration No. 001-33177).

10.7 Employment Agreement – Maureen E. Vecere, dated January 21, 2009 (incorporated by reference to the 8-K filed by the Registrant with the Securities and Exchange Commission on January 21, 2009). (Registration No. 001-33177).

99.1   Press release dated June 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

                                /s/   Maureen Vecere

                                Maureen Vecere

                                Chief Financial and Accounting Officer

     Date        June 3, 2010